                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                      -----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 June 22, 1999
                                (Date of Report)


                      -----------------------------------


                          GEORGIA-PACIFIC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    GEORGIA
                            (State of Incorporation)

                                     1-3506
                            (Commission File Number)

                                   93-0432081
                      (IRS Employer Identification Number)

               133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)

                                 (404) 652-4000
              (Registrant's Telephone Number, including area code)
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Item 5.                 Other Events.
------                  -------------

    On June 22, 1999, the Corporation provided the following to the Dow Jones News Service.

EARNINGS UPDATE / Georgia-Pacific Group (NYSE:GP)
-------------------------------------------------

June 22, 1999

GEORGIA-PACIFIC GROUP ANTICIPATES EARNINGS ABOVE ESTIMATES:


      Georgia-Pacific Corp. said today that it expects to report earnings for the second quarter of 1999 for Georgia-Pacific Group, its pulp, paper and building products business, that are well above current First Call earnings per share estimates for the period. Based on results through May, the corporation said second quarter earnings for Georgia-Pacific Group should exceed $1 per share.

    Results for the Group's building products segment through May were strengthened by the sustained pace of home construction and remodeling. Strong sales volumes and prices in the company's structural panels and gypsum businesses continued during the period and results from its lumber business also showed notable improvement. The Group's building products distribution segment also improved on its first quarter performance.

    Results for Georgia-Pacific's pulp and paper and its containerboard and packaging segments through May also strengthened from the previous quarter due to stronger domestic and international demand and positive movement in prices.

    Georgia-Pacific will report second quarter 1999 earnings July 21.



For more information (media):    Ken Haldin    404/652-6098
                                 Greg Guest    404/652-4739
                  (analysts):    Rich Good     404/652-4720
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     Certain statements contained in this update, including statements regarding
1999 second quarter earnings projections, are forward-looking statements (as such term is defined under the Private Securities Litigation Reform Act of 1995) based on current expectations. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions. Factors that could cause or contribute to actual financial results differing materially from such forward-looking statements include those risks, uncertainties and assumptions discussed in the company's Securities and Exchange Commission filings, including but not limited to, its Quarterly Report on Form 10-Q dated May 12, 1999, on file and recorded May 17, 1999.
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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  June 22, 1999


                                GEORGIA-PACIFIC CORPORATION



                                  By /s/ Kenneth F. Khoury
                                     ---------------------
                                     Kenneth F. Khoury
                                     Vice President, Deputy General
                                       Counsel and Secretary